Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Alcoa’s practice has been to grant equity awards on the same general timeline each year, with awards based on the closing market price per share of Alcoa stock on the grant date. The Committee does not take into account material non-public information when determining the timing or terms of equity awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation with such equity awards. Alcoa has not granted stock options for more than five years.

Award Timing Method	Alcoa’s practice has been to grant equity awards on the same general timeline each year, with awards based on the closing market price per share of Alcoa stock on the grant date.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false